                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          Luminant Worldwide Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

Michael H. Jordan                                 Luminant Worldwide Corporation
Chairman of the Board of Directors                13737 Noel Road, Suite 1400
                                                  Dallas, Texas 75240


                                     [Logo]



                                October 30, 2000

Dear Stockholder:

         On behalf of the Board of Directors and employees of Luminant Worldwide Corporation, I cordially invite you to attend a Special Meeting of Luminant Worldwide Corporation's stockholders to be held on Monday, November 20, 2000 at 9:00 a.m. Eastern Time at 285 Madison Avenue, New York, New York.

         Enclosed with this letter is a Notice of the Special Meeting, a Proxy Statement, a proxy card and a return envelope. Both the Notice of Special Meeting and the Proxy Statement provide details of the business that we will conduct at the Special Meeting and other information about Luminant Worldwide Corporation.

         Whether or not you plan to attend the Special Meeting, please sign, date and promptly return the proxy card in the enclosed prepaid return envelope. Your shares will be voted at the Special Meeting in accordance with your proxy instructions. Of course, if you attend the Special Meeting you may vote in person. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card.

                                    Sincerely,

                                    /s/ Michael H. Jordan

                                    Michael H. Jordan
                                    Chairman of the Board of Directors

                                                  LUMINANT WORLDWIDE CORPORATION

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

           ----------------------------------------------------------

             Date:  Monday, November 20, 2000
             Place: 285 Madison Ave.
                    New York, New York

           ----------------------------------------------------------

October 30, 2000

Dear Stockholders:

         At the Special Meeting, we will ask you to:

         - Consider and vote upon a proposal to amend Luminant's 1999 Long-Term Incentive Plan to increase the number of shares issuable under that plan to 40% of the common stock of Luminant issued and outstanding on a floating basis; and

         - Transact any other business that is properly presented at the Special Meeting.

         You will be able to vote your shares at the Special Meeting if you were a stockholder of record at the close of business on October 20, 2000.

                                           By Order of the Board of Directors:

                                           Thomas G. Bevivino
                                           Secretary


                             YOUR VOTE IS IMPORTANT

  Please indicate your vote on the enclosed proxy card and return it in the enclosed envelope as soon as possible, even if you plan to attend the meeting. If you attend the meeting, you will be able to revoke your proxy and vote in person. If you have any questions about voting your shares, please contact:

     Thomas G. Bevivino, 13737 Noel Rd., Suite 1400, Dallas, Texas 75240,
                       telephone number (972) 581-6256

                        LUMINANT WORLDWIDE CORPORATION
                         13737 NOEL ROAD, SUITE #1400
                               DALLAS, TEXAS 75240

                                                              October 30, 2000

                       PROXY STATEMENT FOR SPECIAL MEETING

         This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the special meeting (the "Special Meeting") of the stockholders of Luminant Worldwide Corporation to be held on Monday, November 20, 2000 at 9:00 a.m. Eastern Time at 285 Madison Avenue, New York, New York. Unless the context requires otherwise, all references in this Proxy Statement to the "Company," "Luminant," "us," "we" and "our" refer to Luminant Worldwide Corporation and its subsidiaries. Except as otherwise indicated, all share and per-share data has been adjusted to reflect a 16,653-for-one stock split we completed on September 14, 1999.

         This Proxy Statement provides detailed information about the Special Meeting, the proposals you will be asked to vote on at the Special Meeting, and other relevant information.

         On or about October 30, 2000, we began mailing information to people who, according to our records, owned shares of our common stock at the close of business on October 20, 2000.

                                TABLE OF CONTENTS

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING...................................................................1
PROPOSALS TO BE PRESENTED AT THE SPECIAL MEETING
     ITEM 1:  AMENDMENT TO THE 1999 LONG-TERM INCENTIVE PLAN.......................................................2
STOCK OWNERSHIP....................................................................................................
EXECUTIVE COMPENSATION AND RELATED MATTERS.........................................................................
OTHER INFORMATION..................................................................................................
APPENDIX A:  AMENDMENT NO. 1 TO LUMINANT WORLDWIDE CORPORATION 1999 LONG-TERM INCENTIVE PLAN.......................

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

THE SPECIAL MEETING

         The Special Meeting will be held on Monday, November 20, 2000 at 9:00 a.m. Eastern Standard Time at 285 Madison Avenue, New York, New York. On or about October 30, 2000 we began mailing this Proxy Statement to people who, according to our records, owned shares of our common stock at the close of business on October 20, 2000.

THIS PROXY SOLICITATION

         We are sending you this Proxy Statement because our Board of Directors is seeking a proxy to vote your shares at the Special Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares.

         Luminant is paying the cost of requesting these proxies, estimated at approximately $7,000 in the aggregate. Our directors, officers and employees may request proxies in person or by telephone, mail, telecopy or letter. Such persons will receive no additional compensation for such services, but we will reimburse them for their reasonable out-of-pocket expenses. We will also provide copies of proxy materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of our common stock, and we will reimburse them as well for their reasonable out-of-pocket expenses.

RECORD DATE AND QUORUM

         The record date for the Special Meeting was October 20, 2000. If you held shares of our common stock as of the record date, you may attend and vote at the Special Meeting. On the record date, 27,168,480 shares of our common stock were issued and outstanding. Each share of our common stock is entitled to one vote at the Special Meeting, except that 875,248 shares of our common stock held by Young & Rubicam, Inc. are designated "non-voting common stock" and are not entitled to vote at the Special Meeting.

         A "quorum" must be present at the Special Meeting to transact business. A quorum will be present if a majority of the outstanding shares of the Company's common stock entitled to vote generally in the election of directors are represented at the Special Meeting either in person by the holders of the shares or by proxy. If a quorum is not present, a vote cannot occur.

         If you indicate on a proxy or ballot that you abstain from voting or that your shares are not to be voted on a particular proposal, your shares will not be counted as having been voted on that proposal, but those shares will be counted as in attendance at the Special Meeting for purposes of determining a quorum. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will also be counted as shares that are represented at the Special Meeting for quorum purposes. If you hold your shares with a broker and you do not tell your broker how to vote, your broker does not have the authority to vote on the proposal scheduled to be presented at the Special Meeting.

VOTING YOUR SHARES

         You have one vote for each share of Luminant common stock (excluding non-voting common stock) that you owned of record at the close of business on October 20, 2000. The number of shares you own (and may vote at the Special Meeting) is listed on the enclosed proxy card. You may not cumulate your votes in voting for directors.

         You may vote your shares at the Special Meeting either in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Special Meeting. To vote by proxy, you must complete and return the enclosed proxy card. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the Special Meeting in accordance with the instructions you give on the proxy card.

         If you decide to vote by proxy, your proxy card will be valid only if you sign, date and return it before the Special Meeting. If you complete the proxy card except for the voting instructions, then your shares will be voted FOR the proposed amendment to the 1999 Long-Term Incentive Plan.

REVOKING YOUR PROXY

         If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

         - You may notify the Secretary of Luminant in writing that you wish to revoke your proxy.

         -        You may submit a proxy dated later than your original proxy.

         - You may attend the Special Meeting and vote. Merely attending the Special Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

VOTE REQUIRED FOR APPROVAL

PROPOSAL 1: AMENDMENT OF THE 1999 LONG-TERM INCENTIVE PLAN   Approval of the proposed amendment to the 1999
                                                             Long-Term Incentive Plan requires the affirmative vote
                                                             of a majority of the votes cast at the Special
                                                             Meeting.  If you abstain from voting, it has the same
                                                             effect as if you voted against this proposal.

                PROPOSALS TO BE PRESENTED AT THE SPECIAL MEETING

         We will present the following proposal at the Special Meeting. We do not expect anyone to present any other proposals. If anyone validly presents any other proposal, we will use your proxy to vote on those proposals as we believe appropriate.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL.

               ITEM 1: AMENDMENT TO 1999 LONG-TERM INCENTIVE PLAN

         We have adopted and our stockholders have previously approved a long-term incentive plan to promote our long-term growth and profitability, improve stockholder value, and attract, retain, and reward highly motivated and qualified employees and directors. We are submitting the plan to you now to increase the number of shares available because of the importance we place on equity-based compensation in recruitment. (Our recently adopted broad based option plan covering 5% of the shares has not proven sufficient.) Our Board of Directors has approved an increase under the plan to 40% of the shares outstanding for this purpose. Other changes to the plan are expected to be approved before we file our definitive proxy, including stock for bonuses and the possibility of using loans to pay for stock. Attached as Exhibit A to this proxy is the form of plan substantially in the form we expect the Board to approve before we file the definitive proxy.

         Under the long-term incentive plan, as revised, we can grant options and can grant stock as bonuses or in lieu of deferred compensation, for 40% of the shares of common stock issued and outstanding. We can grant options to employees in the form of incentive stock options for up to 10,500,000 shares, but may choose not to do so. Any options we grant that are not incentive stock options will be nonqualified stock options. The compensation committee of our Board administers the long-term incentive plan unless the Board specifies another committee of the Board or chooses to act itself as administrator.

         All of our employees, directors, and certain service providers are eligible to receive options under the long-term incentive plan. For tax reasons, the long-term incentive plan limits the number of shares covered by options that an individual can receive in a calendar year to 50% of the original pool, or approximately 3.6 million shares (although we have no expectation of granting that amount). The administrator determines the prices, exercise schedules, expiration dates, method of payment (including through promissory notes, under the revised plan), and other material conditions under which optionees may exercise their options. Except with respect to replacement options, which we grant to replace options at companies we acquire, the exercise price of these options may not be less than the fair market value of the common stock on the date of grant.

         The long-term incentive plan also provides for formula option grants for 9,000 shares to each person serving or who has agreed to serve as a non-employee director and for 6,000 shares annually thereafter at each annual meeting of our stockholders at which the director is re-elected or remains a director. A director who receives formula options can generally exercise them beginning six months after receipt, as to one-sixth of the shares and as to an additional one-sixth every following six months.

         All options will become exercisable if we have a change of control, except as option agreements provide otherwise or as necessary to allow pooling of interest accounting. In general, we will have a change of control if:

    - anyone acquires or holds more than 50% of our voting securities, excluding holdings by our benefit plans and some other related parties;

    - we complete a merger or consolidation, unless, in general, our pre-merger shareholders own at least 50% of the voting securities of the merged companies;

    - our Board changes in specified ways in connection with proxy contents or as a result of adding new directors who are not approved by existing directors; or

    - if we complete a liquidation or dissolution or sell or otherwise dispose of all or substantially all of our assets.

In addition, unless we provide otherwise, or as necessary to allow pooling of interest accounting, the long-term incentive plan and all options will terminate in defined circumstances if:

    - we are not the surviving company in a merger, consolidation, or reorganization;

    - we complete a liquidation or dissolution or sell substantially all our assets; or

    - our board approves and we complete a transaction that results in a person or entity's owning all of our stock, unless the person or entity is related to us in specified ways.

However, before the long-term incentive plan would terminate for one of those reasons, we would either agree that our successor would assume the options and/or the long-term incentive plan, allow optionees to exercise the options if these options were in-the-money, or cancel the options by paying the amount, if any, by which the value determined with respect to that transaction exceeds the exercise price of the options.

         The long-term incentive plan limits the time during which an optionee can exercise an option to no more than 10 years. In addition, an optionee who leaves employment will generally have no more than 90 days to exercise the previously exercisable portions of an option, reduced to no days after employment in terminations for cause, and additional rules apply to death and disability. The compensation committee may, however, override the plan's rules, other than the 10 year limit. We cannot grant additional options under the long-term incentive plan after the tenth anniversary of its adoption.

TAX CONSEQUENCES

     Nonqualified Stock Options. An optionee will not be taxed when he receives an NQSO. When he exercises an NQSO, he will generally owe taxes on ordinary income on the difference between the value of the shares he receives and the price he pays, with the "spread" treated like additional salary for an employee. He may then owe taxes again if and when he sells the shares. That tax would be on the difference between the price he received for the share and his "basis," which is the sum of the price he originally paid plus the value of the shares on which he originally paid income taxes. Depending upon how long he held the shares before selling, he may be eligible for favorable tax rates for certain kinds of capital gains. In addition, Luminant will receive an income tax deduction for any amounts of "ordinary income" to him.

     Incentive Stock Options. An optionee will not be taxed when he receives an ISO and will not be taxed when he exercises the ISO, unless he is subject to the alternative minimum tax (AMT). If he holds the shares purchased upon exercise of the ISO (ISO Shares) for more than one year after the date he exercised the option and for more than two years after the option grant date, he generally will realize long-term capital gain or loss (rather than ordinary income or loss) when he sells or otherwise disposes of the ISO Shares. This gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. If the optionee sells the ISO Shares in a "disqualifying disposition" (that is, within one year from the date he exercises the ISO or within two years from the date of the ISO grant), he generally will recognize ordinary compensation income equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the price he paid or
(2) the amount he realized on the sale. For a gift or another disqualifying disposition where a loss, if sustained, would not usually be recognized, he will recognize ordinary income equal to the fair market value of the shares on the date of exercise minus the price he paid. Any amount realized on a disqualifying disposition that exceeds the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending, under current law, on whether he held the shares for at least 12 months. Luminant can generally take a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income he recognizes but cannot deduct the amount of the capital gains.

     Alternative Minimum Tax. The difference between the exercise price and the fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is a certain percentage of an individual taxpayer's alternative minimum taxable income that is lower than the regular tax rates but covers more income. Taxpayers determine their alternative minimum taxable income by adjusting regular taxable income for certain items, increasing that income by certain tax preference items, and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced when he sells by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

     Stock Grants. When a participant receives a stock grant under the plan, the participant will have ordinary income and the Company will generally be eligible to take a corresponding tax deduction.

     Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation it pays to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. The tax rules disregard certain kinds of compensation, including qualified "performance-based compensation," for purposes of the deduction limitation. Compensation attributable to share options will qualify as performance-based compensation, provided that: (1) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period; (2) the stockholders approve that per-employee limitation; (3) the option is granted by a compensation committee with voting members comprised solely of "outside directors"; and (4) either the exercise price of the option is at least equal to the fair market value of the shares on the date of grant, or the option is granted (or exercisable) only upon the achievement (as certified by the compensation committee) of an objective performance goal established by the compensation committee while the outcome is substantially uncertain. Luminant intends and expects the option grants to be exempt from Section 162(m) as performance-based.

     This is a summary of the general principles of current federal income tax law that apply to the purchase of shares under the amended plan. While we believe that the description accurately summarizes existing provisions of the Internal Revenue Code of 1986, as amended, and its legislative history and regulations, and the applicable administrative and judicial interpretations, these statements are only summaries, and the rules in question are quite detailed and complicated. Moreover, legislative, administrative, regulatory or judicial changes or interpretations may occur that would modify such statements. Individual financial situations may vary, and state and local tax consequences may be significant. Therefore, no one should act based on this description without consulting his own tax advisors concerning the tax consequences of purchasing shares under the Plan and the disposing of those shares. In addition, different rules may apply if the optionee is subject to foreign tax laws or pays the exercise price using shares he already owns.

                                 STOCK OWNERSHIP

         The table below shows the number and percentage of outstanding shares of our common stock which, to our knowledge, are beneficially owned as of October 15, 2000 by:

        - all persons known by us to own beneficially more than 5% of Luminant's common stock;

         - each director and each named executive officer; and

         - all directors and executive officers as a group.

                                                                  NUMBER OF
                                                                  SHARES OF
                                                                  BENEFICIALLY             PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                           OWNED (2)                COMMON STOCK (%) (2)(3)
                                                                  ------                   -----------------------
Young & Rubicam                                                   7,385,393(4)             18.5%

James R. Corey GRAT dated July 9, 1999                            1,492,283(5)             5.5%

Randolph L. Austin                                                2,366(6)                 *

Joseph W. Autem                                                   205,270(7)               *

Thomas G. Bevivino                                                25,216(8)                *

James R. Corey                                                    1,989,711(9)(17)         7.3%

Michael J. Dolan                                                  6,666(10)                *

Michael H. Jordan                                                 113,361(11)              *
Guillermo G. Marmol                                               1,409,132(12)            5.2%
Donald S. Perkins                                                 21,942(13)               *
Derek R. Reisfield                                                348,385(14)              *
Richard M. Scruggs                                                815,247(15)              *
George P. Stamas                                                  666(16)                  *
Montrose Investments Ltd.                                         (17)                     %
Strong River Investments Inc.                                     (17)                     %
Michael R. Alsup                                                  1,416,421(18)            5.2%
William M. Markel                                                 539,857(19)              *
David Quackenbush                                                 37,840(20)               *
Michael Smith                                                     46,664(21)               *
Scott Williamson                                                  127,676(22)              *

All directors and executive officers
as a group (15 persons)                                           15,058,136               55.4%

An asterisk (*) indicates ownership of less than one percent (1%) of the outstanding common stock.

(1) Unless otherwise indicated, the address for our executive officers, directors and 5% or greater stockholders is c/o Luminant Worldwide Corporation, 13737 Noel Road, Suite 1400, Dallas, Texas 75240-7367.

(2) We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. In determining the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after October 15, 2000. We do not consider these shares outstanding in computing the percentage ownership of any other person, however. To our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as otherwise indicated below.

(3) The percentage of beneficial ownership for each stockholder is based on 27,168,480 shares of common stock outstanding as of October 15, 2000.

(4) Such information as to beneficial ownership is derived from a Report on
Schedule 13G filed by Young & Rubicam, Inc. on February 14, 2000. Includes 875,248 shares of non-voting common stock and 1,800,000 shares of common stock subject to a currently exercisable option. Also includes 558,032 shares issued in March 2000 as contingent consideration under the terms of the acquisition agreement by which we acquired from Young & Rubicam, Inc. certain assets of Brand Dialogue-New York, a division of Young & Rubicam, Inc. The number of shares issued as contingent consideration was based on the financial performance of Brand Dialogue-New York from July 1, 1999 through December 31, 1999. These shares have been delivered to an escrow agent pending agreement between us and Young & Rubicam, Inc. regarding the amount of contingent consideration payable under the terms of the acquisition agreement. The actual number of shares issued to Young & Rubicam, Inc. as contingent consideration in respect of the performance of Brand Dialogue-New York during the aforementioned period may increase or decrease depending on the agreement reached. Young & Rubicam, Inc. maintains its principal business address at 285 Madison Avenue, New York, New York 10017. Young & Rubicam, Inc. maintains its principal business address at 285 Madison Avenue, New York, New York 10017.

(5) Such information as to beneficial ownership is derived from a Report on
Schedule 13D/A filed on October 11, 2000. The James R. Corey GRAT dated July 9, 1999 (the "GRAT") may be entitled to additional contingent consideration under the terms of the acquisition agreement by which we acquired Potomac Partners Management Consultants LLC in September 1999. The number of shares of common stock that could be issued as payment of additional contingent consideration are not now determinable and no assumptions regarding those issuances have been included in the table above.

(6) Includes 666 shares as to which Mr. Austin has the right to acquire beneficial ownership within 60 days after October 15, 2000. Also includes 500 shares owned by I-Hatch LLC. Mr. Austin is a managing principal and has one-third ownership of I-Hatch LLC, and therefore may be deemed to be a beneficial owner of the shares held by I-Hatch LLC.

(7) Mr. Autem served as our Chief Financial Officer from January 1999 until July 1999. Includes 191,381 shares of common stock held by Autem Technology Partners, L.P., of which Autem LLC, of which Mr. Autem is the managing partner, is general partner. Includes 13,889 shares as to which Mr. Autem has the right to acquire beneficial ownership within 60 days after October 15, 2000.

(8) Includes 23,416 shares as to which Mr. Bevivino has the right to acquire beneficial ownership within 60 days after October 15, 2000. Also includes 800 shares owned by Vincente V. Bevivino, Mr. Bevivino's son. Mr. Bevivino may be deemed a beneficial owner of the shares owned by his son.

(9) Such information as to beneficial ownership is derived from a Report on
Schedule 13D/A filed on October 11, 2000. Includes 1,492,283 shares of common stock held by the Corey GRAT, which Mr. Corey may be deemed to beneficially own by virtue of his position as trustee of the GRAT. Mr. Corey may be entitled to additional contingent consideration under the terms of the acquisition agreement by which we acquired Potomac Partners Management Consultants LLC, of which Mr. Corey was a member, in September 1999. The number of shares of common stock that could be issued as payment of additional contingent consideration are not now determinable and no assumptions regarding those issuances have been included in the table above. Includes 2,000 shares as to which Mr. Corey has the right to acquire beneficial ownership within 60 days after October
15, 2000.

(10) Includes 666 shares as to which Mr. Dolan has the right to acquire beneficial ownership within 60 days after October 15, 2000. Does not include shares beneficially owned by Young & Rubicam, Inc., of which Mr. Dolan is Vice Chairman, Chief Financial Officer and a director.

(11) Includes 1,000 shares as to which Mr. Jordan has the right to acquire beneficial ownership within 60 days after October 15, 2000. Does not include shares beneficially owned by Young & Rubicam, Inc., of which Mr. Jordan is a director.

(12) Includes 898,836 shares as to which Mr. Marmol has the right to acquire beneficial ownership within 60 days after October 15, 2000.

(13) Includes 2,166 shares as to which Mr. Perkins has the right to acquire beneficial ownership within 60 days after October 15, 2000. Mr. Perkins may be entitled to additional contingent consideration under the terms of the acquisition agreement by which we acquired Potomac Partners Management Consultants LLC, of which Mr. Perkins was a member, in September 1999. The number of shares of common stock that could be issued as payment of additional contingent consideration are not now determinable and no assumptions regarding those issuances have been included in the table above.

(14) Mr. Reisfield served as a Vice Chairman and Executive Vice President from October 1999 until March 31, 2000. Includes 239,023 shares as to which Mr. Reisfield has the right to acquire beneficial ownership within 60 days after October 15, 2000. Also includes 500 shares owned by I-Hatch LLC, of which Mr. Reisfield is a managing principal and has one-third ownership. Also includes 54,681 shares owned by R4 Venture Partners I. Mr. Reisfield is a general partner and has 31.25% ownership of R4 Venture Partners I, and therefore may be deemed to be a beneficial owner of the shares held by R4 Venture Partners I.

(15) Includes 25,538 shares as to which Mr. Scruggs has the right to acquire beneficial ownership within 60 days after October 15, 2000. Also includes 150,000 shares held by RSCS Holdings LTD. Mr. Scruggs is the sole member of RS Resources LLC, which is a general partner of RSCS Holdings LTD, and therefore Mr. Scruggs may be deemed a beneficial owner of the shares held by RSCS Holdings LTD. Also includes 639,109 shares held jointly by Mr. Scruggs and his wife.

(16) Includes 666 shares as to which Mr. Stamas has the right to acquire beneficial ownership within 60 days after October 15, 2000.

(17) In September 2000, we entered into a convertible debenture purchase agreement with Montrose Investments Ltd., Strong River Investments Inc. and Mr. Corey, under which we sold to Montrose, Strong River and Mr. Corey warrants to purchase shares of common stock as well as debentures which are convertible into shares of common stock. The term of the convertible debentures is three years, and they are convertible into common stock at a conversion price of 110% of the average closing price of the common stock for the 20 trading days after September 26, 2000. The term of the warrants is five years, and they are exercisable at an exercise price of 120% of the average closing price of the common stock for 20 trading days after September 26, 2000. The number of shares of common stock into which the convertible debentures and warrants are convertible and exercisable, and the exercise price of each, cannot be determined until after October 24, 2000, since the number of shares underlying the convertible debentures and warrants is based on the average closing price of the common stock between September 26, 2000 and October 24, 2000. As a result, no assumptions regarding the number of shares issuable upon conversion of the convertible debentures and warrants have been included in the table above.

(18) Includes 2,222 shares as to which Mr. Alsup has the right to acquire beneficial ownership within 60 days after October 15, 2000.

(19) Includes 2,166 shares as to which Mr. Markel has the right to acquire beneficial ownership within 60 days after October 15, 2000.

(20) Includes 10,404 shares as to which Mr. Quackenbush has the right to acquire beneficial ownership within 60 days after October 15, 2000.

(21) Includes 11,833 shares as to which Mr. Smith has the right to acquire beneficial ownership within 60 days after October 15, 2000.

(22) Includes 20,829 shares as to which Mr. Williamson has the right to acquire beneficial ownership within 60 days after October 15, 2000.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

The following is a report of the Compensation Committee describing the compensation policies and rationales it used to determine the compensation paid to our executive officers for the year ended December 31, 1999. In September 2000, Luminant's Chief Executive Officer, Guillermo G. Marmol, resigned his position with Luminant and the Board of Directors appointed James R. Corey to serve as Chief Executive Officer.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of Luminant's Board of Directors consists solely of five non-employee directors, of whom one is a non-voting member. The Compensation Committee is responsible for determining all compensation paid or awarded to Luminant's key executive officers for periods after Luminant became a public company. However, substantially all of the compensation Luminant paid to executive officers for 1999 was established under employment agreements Luminant negotiated and executed before becoming a public company. Therefore, the following sections on Philosophy, Base Salary, Cash Bonus and Stock Options describe the framework, which have guided or will guide the Compensation Committee regarding decisions not covered by employment agreements.

     PHILOSOPHY. The Compensation Committee's goal is to recruit and retain an executive team of superior talent. To do so, the Committee attempts to offer competitive and fair compensation that rewards executives for exceptional performance and holds them accountable for Luminant's performance. Particular objective factors that the Committee believes are important in assessing performance include growth in the number of customers for Luminant's services, growth in revenue, earnings before interest expense, taxes, depreciation, and amortization, and earnings per share. More subjective factors the Committee believes are important in evaluating performance include success in integrating newly acquired companies and hiring and retention of key employees.

     In establishing appropriate levels for base salary, the Compensation Committee will consider the market for senior executives of public companies in businesses comparable to Luminant's, based on their own business experience. The Committee will also consider the particular officer's overall contributions to Luminant over the past year and since its inception. Annual performance bonuses are based on the Compensation Committee's evaluation of the executive's performance in achieving several specified annual goals. Option grants are designed to reward an executive officer for his overall contribution to Luminant and to serve as an incentive to achieve Luminant's goal of increasing shareholder value.

     Executive officers' compensation consists primarily of three components:
(i) base salary, (ii) cash bonus, and (iii) stock options.

     BASE SALARY. The Committee will establish base salaries after considering a variety of factors that determine an executive's value to Luminant, including the individual's knowledge, experience, and accomplishments and the level of responsibility assumed. The Committee also will set base salaries at levels it considers necessary to retain key employees.

     CASH BONUS. The Committee determined Mr. Marmol's cash bonus for the fiscal year ended December 31, 1999. Cash bonuses are based on the Committee's overall qualitative evaluation of the performance and accomplishments of each executive officer for the year.

     STOCK OPTIONS. The Committee believes achievement of Luminant's goals may be fostered by a stock option program that is tailored to employees who significantly enhance Luminant's value. Accordingly, during the fiscal year ended December 31, 1999, the Committee or the Board granted employees options to purchase 5,462,602 shares of Common Stock. Named executive officers received options with respect to 1,545,072 shares of Common Stock.

     CHIEF EXECUTIVE OFFICER'S COMPENSATION. Mr. Guillermo Marmol is one of Luminant's largest stockholders. His financial well-being is therefore directly tied to Luminant's performance as reflected in the price per share of Common Stock. For his services as Luminant's Chief Executive Officer, Mr. Marmol received an amount of compensation for 1999 determined in accordance with his pre-public employment agreement. The Committee awarded Mr. Marmol a bonus of $125,000 for the fiscal year ended December 31, 1999. In doing so, it considered the successful completion of Luminant's initial public offering, the integration of the acquired businesses, and the continuing progress in developing new opportunities for Luminant and in recruiting and market development.

     COMPENSATION DEDUCTION LIMIT. The Securities and Exchange Commission requires that this report comment on Luminant's policy with respect to a special rule under the tax laws, section 162(m) of the Internal Revenue Code. That section limits, with exceptions described below, the compensation that a corporation can deduct for payments to a chief executive officer and the four other most highly compensated executive officers to $1 million per officer per year. A company can deduct compensation (including from exercising options) in excess of $1 million if it pays the compensation under a plan that its shareholders approve and that is performance-related. Option exercises are typically deductible under such a plan if granted with exercise prices at or above the market price when granted or if grandfathered because granted before the public offering. The Committee's policy with respect to the compensation deduction limit is to make every reasonable effort to ensure that compensation likely to be received by a senior executive is deductible under section 162(m), while at the same time giving Company executives incentives to stay with and enhance Luminant's value. The Committee believes, however, that compensation exceeding the $1 million deduction limit should not be ruled out where such compensation is justified based on the executive's value to Luminant and its shareholders. The Committee believes that no executive compensation expenses paid in 1999 will be non-deductible under section 162(m).

This Report should not be considered incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, unless the report is specifically incorporated by reference.

                           Randolph L. Austin
                           Michael J. Dolan
                           Michael H. Jordan
                           Donald S. Perkins
                           George P. Stamas

EXECUTIVE COMPENSATION

We were founded in August 1998, did not conduct any operations in 1998 and, accordingly, did not pay any compensation to our executive officers for the year ended December 31, 1998. The following table summarizes the compensation paid to or earned by our Chief Executive Officer, all other executive officers who were serving as executive officers as of December 31, 1999 and whose salary and bonus for services rendered in all capacities to Luminant for the fiscal year ended December 31, 1999 exceeded $100,000, and two additional individuals who served as executive officers during the fiscal year ended December 31, 1999 and whose salary and bonus for services rendered in all capacities to Luminant for the fiscal year ended December 31, 1999 exceeded $100,000. We will use the term "named executive officers" to refer to these people elsewhere in this proxy statement.

                                              SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION (1)                          LONG-TERM COMPENSATION
                      ----------------------------------------     ------------------------------------------------------
                                                                             AWARDS                    PAYOUTS
                                                                   ------------------------ ----------------------------
                                                        OTHER                    SECURITIES
                                                       ANNUAL      RESTRICTED    UNDERLYING       LONG-TERM        ALL OTHER
  NAME & PRINCIPAL                                     COMPEN-      STOCK      OPTIONS / SARS   INCENTIVE PLAN      COMPEN-
      POSITION          YEAR      SALARY      BONUS     SATION      AWARD(S)        (#)           PAYOUTS ($)        ATION
James R. Corey
CHIEF EXECUTIVE
OFFICER, PRESIDENT &
CHIEF OPERATING
OFFICER                 1999      76,313(3)     34,375         (2)     -               -               -              -

Richard M. Scruggs
VICE CHAIRMAN &
EXECUTIVE VICE
PRESIDENT               1999      61,016(4)     26,000         (2)     -            50,934(4)                        372(4)

Thomas G. Bevivino
CHIEF FINANCIAL
OFFICER & SECRETARY     1999      57,788(5)    101,063   80,000(5)     -            60,000             -              -

Guillermo G. Marmol(6)
FORMER CHIEF
EXECUTIVE OFFICER       1999    $112,692      $125,000         (2)     -         1,195,115      $      -          $   -

Joseph W. Autem (7)     1999     140,280          -            (2)     -            13,889             -          69,444(7)

Derek R. Reisfield(8)   1999     307,850          -            (2)     -           239,023             -              -


         (1) Amounts shown reflect compensation earned in the period presented, although payments earned in prior periods may have been paid in the period presented and compensation earned in the period presented may have been paid in a subsequent period.

         (2) The amount does not equal or exceed the lesser of $50,000 or 10% of compensation.

         (3) Prior to September 1999, Mr. Corey was a Managing Director and owner of Potomac Partners Management Consulting LLC. Upon our acquisition of Potomac Partners Management Consulting in September 1999, Mr. Corey was appointed our President and Chief Operating Officer at an effective annual salary of $275,000. Mr. Corey was also appointed our Chief Executive Officer in September 2000.

         (4) Prior to September 1999, Mr. Scruggs was President, Chief Executive Officer, Chairman of the Board and an owner of Align Solutions Corp. Upon our acquisition of Align Solutions Corp. in September 1999, Mr. Scruggs was appointed Vice Chairman and Executive Vice President at an effective annual salary of $250,000. The number of securities under the heading "Securities Underlying Options/SARS" represents the number of Luminant shares underlying options issued to Mr. Scruggs to replace options he held in Align Solutions Corp. at the time of acquisition by Luminant. The amount set forth in the column titled "All Other Compensation" represents premiums paid by Luminant for life insurance policies held by Mr. Scruggs.

         (5) Mr. Bevivino performed financial advisory and consulting services for us from March 1999 until June 1999, when he was appointed our Vice President of Finance. Mr. Bevivino served as our Vice President of Finance from June 1999 until December 1999, when he was appointed our Chief Financial Officer and Secretary. The amounts set forth for Mr. Bevivino in the columns titled "Salary" and "Bonus" reflect all amounts paid to Mr. Bevivino for his services to Luminant as a Vice President of Finance, Chief Financial Officer and Secretary during 1999. The amount set forth for Mr. Bevivino in the column titled "Other Annual Compensation" reflects amounts paid to Mr. Bevivino as a result of financial advisory and consulting services provided to Luminant by ARC Group LLC, a firm in which Mr. Bevivino holds a 50% ownership interest.

         (6) Mr. Marmol served as Chief Executive Officer from August 1998 until September 2000.

         (7) Mr. Autem served as our Chief Financial Officer from January 1999 until July 1999 and has entered into an agreement to continue providing consulting services to us. The amount set forth for Mr. Autem under the column "All Other Annual Compensation" includes consulting fees paid to Mr. Autem following his resignation as Chief Financial Officer in accordance with the terms of a severance agreement we entered into with Mr. Autem in connection with his resignation.

         (8) Mr. Reisfield served as a Vice Chairman and Executive Vice President from October 1999 until March 31, 2000.

EMPLOYMENT AGREEMENTS

         Mr. Marmol served as our Chief Executive Officer and director until his resignation from both capacities in September 2000. Mr. Marmol was party to an employment agreement with us during his tenure as our Chief Executive Officer. Consistent with his employment agreement, Mr. Marmol will receive an amount equal to his salary through December 31, 2000 and bonuses of equal amounts for 2000 and 2001. His outstanding options (exercisable at the initial public offering price) became fully exercisable and will remain exercisable until October 2003. Mr. Marmol is subject to covenants intended to bar his competition through December 2001 and solicitation of clients or employees through December 2002.

         As of September 16, 1999, we entered into an employment agreement with James R. Corey, our Chief Executive Officer, President and Chief Operating Officer, for the period through September 16, 2002. Mr. Corey receives an annual salary of $275,000 plus a bonus of up to the same amount. Mr. Corey receives the same benefits as our other employees and will be eligible to receive options under Luminant's long-term incentive plan. Upon a change of control of Luminant, all of Mr. Corey's options will become immediately exercisable. We may terminate Mr. Corey's agreement for cause or upon death or disability. Cause includes a material breach of Mr. Corey's obligations or Mr. Corey's gross negligence, conviction for, or plea of no contest to, a charge of commission of a felony, a breach by Mr. Corey of his non-compete or confidentiality agreement, or if Mr. Corey interfered with our relationship with any client, supplier or other person. Mr. Corey may terminate his employment with us with or without good reason. Good reason means if we materially violate the employment agreement or if we relocate his primary office by more than 35 miles from Herndon, Virginia. If Mr. Corey resigns or we terminate his employment with or without cause or because of death or disability, we will pay Mr. Corey any unpaid portion of his salary pro-rated through the date of actual termination, reimburse business expenses, pay accrued vacation and pay health insurance premiums for that period. In addition, if we terminate Mr. Corey's employment without cause or he resigns for good reason, Mr. Corey will receive a severance payment equal to his base salary for a period of 18 months following the termination, the pro rata share of the bonus for the year of his termination, continuation of his benefits and acceleration of the next sixth of his options. Mr. Corey will be subject to covenants intended to bar his competition and solicitation of clients or employees during his employment and for one year after his employment ends for any reason.

         As of September 16, 1999, we entered into an employment agreement with Richard M. Scruggs, our Vice Chairman and Executive Vice President, for the period through September 16, 2002. Mr. Scruggs receives an annual salary of $250,000 plus a bonus of up to the same amount. Mr. Scruggs receives the same benefits as our other employees and will be eligible to receive options under Luminant's long-term incentive plan. Upon a change of control of Luminant, all of Mr. Scruggs's options will become immediately exercisable. We may terminate Mr. Scruggs's agreement for cause or upon death or disability. Cause includes a material breach of Mr. Scruggs's obligations or Mr. Scruggs's gross negligence, conviction for, or plea of no contest to, a charge of commission of a felony, a breach by Mr. Scruggs of his non-compete or confidentiality agreement, or if Mr. Scruggs interfered with our relationship with any client, supplier or other person. Mr. Scruggs may terminate his employment with us with or without good reason. Good reason means if we materially violate the employment agreement or if we relocate his primary office by more than 35 miles from Harris County, Texas. If Mr. Scruggs resigns or we terminate his employment with or without cause or because of death or disability, we will pay Mr. Scruggs any unpaid portion of his salary pro-rated through the date of actual termination, reimburse business expenses, pay accrued vacation and pay health insurance premiums for that period. In addition, if we terminate
Mr. Scruggs's employment without cause or he resigns for good reason, Mr. Scruggs will receive a severance payment equal to his base salary for a period of 18 months following the termination, the pro rata share of the bonus for the year of his termination, continuation of his benefits and acceleration of the next sixth of his options. Mr. Scruggs is subject to covenants intended to bar his competition and solicitation of clients or employees during his employment and for one year after his employment ends for any reason.

         As of June 28, 1999, we entered into an employment agreement with Thomas G. Bevivino, our Chief Financial Officer and Secretary, for the period through June 28, 2002. Mr. Bevivino receives an annual salary of $150,000 plus a bonus of up to the same amount. Under the agreement, in connection with our initial public offering we granted Mr. Bevivino options to acquire 60,000 shares of common stock under our long-term incentive plan, exercisable at the initial public offering price of $18.00 per share. The options will become exercisable in sixths every sixth months after the date we granted them and will remain exercisable for up to 10 years after the date of the grant. We may terminate Mr. Bevivino's agreement with or without cause or upon death or disability. Cause includes a material breach of Mr. Bevivino's obligations or Mr. Bevivino's gross negligence, conviction for, or plea of no contest to, a charge of commission of a felony, a breach by Mr. Bevivino of his non-compete or confidentiality agreement, or if Mr. Bevivino interfered with our relationship with any client, supplier or other person. Mr. Bevivino may terminate his employment with us with or without good reason. Good reason means if we materially violate the employment agreement. If Mr. Bevivino resigns or we terminate his employment with or without cause or because of death or disability, we will pay Mr. Bevivino any unpaid portion of his salary pro-rated through the date of actual termination, reimburse business expenses, pay accrued vacation and pay health insurance premiums for that period. In addition, if we terminate Mr. Bevivino's employment without cause or he resigns for good reason, Mr. Bevivino will receive a severance payment equal to his base salary for a period of 18 months following the termination and the pro rata share of the bonus for the year of his termination, continuation of his benefits and acceleration of the next sixth of his options. Mr. Bevivino is subject to covenants intended to bar his competition and solicitation of clients or employees during his employment and for one year after his employment ends for any reason.

         Mr. Reisfield was also party to an employment agreement with us during his tenure as one of our executive officers. The employment agreement terminated when he left his employment with us.

SEVERANCE AGREEMENT

         Joseph Autem resigned as our Chief Financial Officer effective as of July 23, 1999. In connection with Mr. Autem's resignation, we entered into a severance agreement with him effective July 23, 1999. Under the severance agreement. Mr. Autem is serving as a financial consultant to Luminant for a period of six years. He is being compensated at the rate of $13,888.89 per month and will receive an acquisition fee if we acquire any company Mr. Autem refers to us as an acquisition candidate after July 23, 1999. Upon the closing of our initial public offering, we granted Mr. Autem immediately exercisable and fully vested options to purchase 13,889 shares of our common stock at an exercise price of $0.01 per share. Mr. Autem exercised these options in December 1999. We paid $56,249.75 as reimbursement of Mr. Autem's fees and expenses incurred in furtherance of our business, and an additional $25,000 in deferred consulting fees.

DIRECTOR COMPENSATION

         Directors who are also our employees do not receive additional compensation for serving as directors. Upon joining the Board of Directors, non-employee directors receive an option to purchase 9,000 shares of common stock under our long-term incentive plan at an exercise price equal to the market value per share of common stock on the date of grant. In addition, under our long-term incentive plan, each non-employee director receives an annual option to purchase 6,000 shares at each annual meeting of our stockholders at which the director is re-elected or remains a director. Each of these options will have an exercise price equal to the market value per share of common stock on the date of grant. A director who receives formula options can generally exercise them beginning six months after receipt, as to one-sixth of the shares and as to an additional one-sixth every following six months. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees of the Board of Directors, in their capacity as directors.

         Directors may also receive additional, discretionary option grants. In September 1999, Mr. Jordan was also granted options to purchase 120,000 shares of common stock in consideration for services rendered and exercisable at a price equal to the initial public offering price per share. In September 1999, Mr. Stamas was also granted options to purchase 25,000 shares of common stock in consideration for services rendered and exercisable at a price equal to the initial public offering price per share. One-sixth of these additional options granted to Messrs. Jordan and Stamas become exercisable every six months over 36 months from the date of grant. Mr. Dolan, who is Vice Chairman, Chief Financial Officer and a director of Young & Rubicam, has agreed to serve on our Board of Directors at the request of Young & Rubicam. Mr. Dolan has assigned to Young & Rubicam the net proceeds received by him in connection with any exercise of options we grant to him for serving on our Board of Directors and sale by him of the underlying shares.

OPTION GRANTS

The following table provides information on options granted to the named executive officers during 1999:


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                             NUMBER OF
                             SECURITIES     % OF TOTAL
                             UNDERLYING    OPTIONS/SARS                     MARKET
                              OPTIONS/      GRANTED TO      EXERCISE OR    PRICE ON                      GRANT DATE
                                SARS       EMPLOYEES IN     BASE PRICE      DATE OF      EXPIRATION       PRESENT
NAME                        GRANTED (#)   FISCAL YEAR (1)    ($/SHARE)       GRANT          DATE           VALUE
                                                                                                           $ (2)
--------------------------- ------------- ---------------- -------------- ------------ --------------- ---------------
James R. Corey                   -               -               -             -             -               -
Richard M. Scruggs           17,910 (3)        .33%            .$25         $18.00        6/30/07         $319,136
                             22,540 (4)        .41%            $1.52        $18.00        4/30/08         $382,622
                             10,484 (5)        .19%            $2.86        $18.00        2/28/09         $169,989
Thomas G. Bevivino (6)         60,000          1.10%          $18.00        $18.00        9/15/09         $683,645
Guillermo G. Marmol (7)      1,195,115        21.97%          $18.00        $18.00        9/15/09       $13,617,234
Joseph W. Autem (8)            13,889          .25%            $.01         $18.00        9/15/09         $249,901
Derek R. Reisfield (9)        239,023          4.4%           $18.00        $18.00        9/15/09        $2,723,447

          (1) The percentages in the table above are based on options to purchase 5,462,602 shares of common stock granted under our stock option plan in the year ended December 31, 1999 to our employees.

          (2) In the table above, the value of options granted is based on a Black-Scholes pricing model with a volatility of 70%, a risk-free rate of return of 6.43%, a dividend yield of 0%, and exercise of options five years from date of grant. The actual value, if any, that an executive officer may realize will depend on the excess of the market price over the exercise price on the date the option is exercised so there is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes model, which is based on assumptions as to the variables of stock price to volatility, future dividend yield and interest rate. For an estimate of the impact of all stock option grants on Luminant's financial results using the Black-Scholes valuation method, see Note 10 in the Notes to Consolidated Financial Statements in the Luminant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          (3) 40% of the options granted to Mr. Scruggs vested on July 1, 1999, and the remaining began vesting at the rate of one-thirty sixth per month each month thereafter. The options will remain exercisable for up to 10 years after the date of the grant.

          (4) 40% of the options granted to Mr. Scruggs vested on January 1, 2000, and the remaining began vesting at the rate of one-thirty sixth per month each month thereafter. The options will remain exercisable for up to 10 years after the date of the grant.

          (5) 40% of the options granted to Mr. Scruggs vest on February 28, 2001, with the remaining 60% vesting at the rate of one-thirty sixth per month each month thereafter. The options will remain exercisable for up to 10 years after the date of the grant.

          (6) Of the options granted to Mr. Bevivino on September 15, 1999 one-sixth become exercisable every six months after the date of grant and remain exercisable for up to 10 years after the date of grant.

          (7) Of the options for 1,195,115 shares granted to Mr. Marmol on September 15, 1999, 25% were exercisable immediately. The remainder became fully exercisable in October 2000. These exercisable options remain exercisable for up to thirty-six months after the end of his employment.

          (8) Mr. Autem was granted options for 13,889 shares on September 15, 1999. These options were immediately exercisable and fully vested. Mr. Autem exercised these options in December 1999.

          (9) Mr. Reisfield was granted options for 239,023 shares on September 15, 1999. The options were immediately exercisable and will remain exercisable for up to 10 years after the date of grant, or until we terminate all options under the long-term incentive plan if earlier than 10 years after the date of grant.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL
                                YEAR-END STOCK OPTION VALUES

         The following table sets forth for each of the named executive officers certain information concerning options exercised during the fiscal year ended December 31, 1999 and the number of shares subject to both exercisable and unexercisable stock options as of that date. The table also shows values for "in-the-money" options as of December 31, 1999. These values represent the positive spread between the respective exercise prices of outstanding options and the fair market value of Luminant common stock as of December 31, 1999.

                                                         NUMBER OF SECURITIES UNDERLYING
                                                                   UNEXERCISED                 VALUE OF UNEXERCISED
                            SHARES                               OPTIONS/SARS AT                   IN-THE-MONEY
                           ACQUIRED         VALUE               DECEMBER 31, 1999            OPTIONS/SARS AT DECEMBER
                          ON EXERCISE     REALIZED          EXERCISABLE/UNEXERCISABLE                31, 1999
         NAME                 (#)            ($)                     (#) (1)                 EXERCISABLE/UNEXERCISABLE
                                                                                                      ($)(2)
------------------------ -------------- -------------- ------------------------------------- --------------------------
James R. Corey                 -              -                         -                                -
Richard M. Scruggs             -              -                   19,695/31,239                 $878,277/$1,370,398
Thomas G. Bevivino             -              -                      0/60,000                      $0/$1,650,000
Guillermo G. Marmol            -              -                  298,779/896,336              $8,216,423/$24,649,240
Joseph W. Autem             13,889      $534,588 (3)                    -                                -
Derek R. Reisfield             -              -                     239,023/0                      $6,573,133/$0

(1) Includes both "in-the-money" and "out-of-the-money" options. "In-the-money" options are options with exercise prices below the market price of Luminant's common stock on December 31, 1999.

(2) Includes only "in-the-money" options as of December 31, 1999. Based on the closing price of Luminant's common stock on December 31, 1999 ($45.50) minus the exercise price.

(3) Based on the fair market value of Luminant's common stock as represented by the closing price on the exercise date, minus the exercise price and multiplied by the number of shares acquired. The closing price of Luminant's common stock on December 9, 1999, the exercise date, was $38.50 per share.

LIMITATION OF LIABILITY; INDEMNIFICATION OF OFFICERS AND DIRECTORS

         As the Delaware General Corporation Law permits, we have included in our certificate of incorporation a provision to eliminate the personal liability of our directors for or with respect to any acts or omissions in the performance the director's duties as a director. In addition, our charter and bylaws provide that we must indemnify our officers and directors to the full extent permitted by the Delaware General Corporation Law subject to specific exceptions, including circumstances in which indemnification would be discretionary under applicable law. We are also required to advance expenses to our officers and directors as incurred in connection with proceedings against them for which they may be indemnified. At present, we are not aware of any pending or threatened litigation or proceeding involving any of our directors, officers, employees or agents in which we would be required or permitted to indemnify them. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the year ended December 31, 1999, the Compensation Committee of the Board of Directors consisted of Messrs. Austin, Dolan, Jordan, Perkins and Stamas. None of these members of the Compensation Committee has ever been an officer or employee of Luminant. No interlocking relationship exists or has existed between any of these members of the Compensation Committee or any other member of our Board of Directors and any members of the board of directors or compensation committee of any other company.

         Michael H. Jordan, our Chairman and a director and member of the Compensation Committee, acquired a membership interest in Commonwealth Principals II, LLC, a Virginia-based merchant banking firm, in December 1998 for a purchase price of $400,000. Commonwealth founded, and provided the initial capitalization for, Luminant. In connection with our organization in August 1998, we issued 1,665,273 shares of common stock to Commonwealth in exchange for consulting, financial advisory and capital raising services provided by members of Commonwealth, and Commonwealth's commitment to advance necessary funds, in connection with our initial public offering and the related acquisitions of the eight companies. In September 1999 Commonwealth distributed all of its shares of Luminant common stock to its members and Mr. Jordan received 109,361 shares.

         Luminant retained the law firm of Wilmer, Cutler & Pickering, Washington, D.C., in connection with its initial public offering and acquisition of the eight companies and has continued to retain Wilmer, Cutler & Pickering as its outside legal counsel. George P. Stamas, a director of Luminant and a non-voting member of the Compensation Committee, was a partner with Wilmer, Cutler & Pickering until January 2000. Since January 2000, Mr. Stamas has served as a Vice Chair of Deutsche Banc Alex. Brown, an investment bank which served as lead underwriter in Luminant's initial public offering.

                                OTHER INFORMATION

STOCK PERFORMANCE

         The following graph compares total stockholder return on our common stock with the cumulative total return of the Nasdaq Market Index and the cumulative return of the peer group described in footnote (1) below for the period from September 16, 1999, the date that Luminant's common stock began trading on the Nasdaq National Market following our initial public offering, through December 31, 1999, the end of our most recent fiscal year. The graph plots the growth in value of an initial $100 investment over the indicated time period, assuming the reinvestment of dividends.


      LUMINANT WORLDWIDE CORPORATION PEER GROUP INDEX NASDAQ MARKET INDEX
9/16/99                         100                   100             100
9/30/99                      116.59                104.11             100
10/31/99                     148.34                148.09          107.74
11/30/99                     121.33                162.22          120.49
12/31/99                     172.51                224.26          147.32

                    ASSUMES $100 INVESTED ON SEPT. 18, 1999
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 1999

         (1) The peer group is composed of the following companies that we compete with on a worldwide basis in the internet professional services industry: Appnet, Inc., Braun Consulting, Inc., iXL Enterprises, Inc., Proxicom, Inc., Razorfish, Inc., Sapient Corp., Scient Corp., U.S. Interactive, Inc., Viant Corp., and MarchFirst, Inc.

PROPOSALS FOR THE 2001 ANNUAL MEETING

         If you want to include a proposal in the proxy statement for Luminant's 2001 Annual Meeting, please send the proposal to us at 13737 Noel Road, Suite 1400, Dallas, Texas 75240, Attention: Thomas G. Bevivino, Secretary. Proposals must be received on or before December 19, 2000 to be included in next year's proxy statement. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of our certificate of incorporation and bylaws. Under Rule 14a-4 as promulgated under the Securities Exchange Act of 1934, we will be able to use proxies given to us for the 2001 Special Meeting to vote for or against any stockholder proposal submitted other than pursuant to Rule 14a-8 at our discretion unless the proposal is submitted to us on or before 90 days before next year's annual meeting.

OTHER MATTERS

         Although our management is not aware of any other matters that may come before the Special Meeting, if any such matters should be presented, the persons named in the accompanying proxy card intend to vote such proxy in accordance with their best judgment.

                                By Order of the Board of Directors

                                /s/ Michael H. Jordan
                                ----------------------------------
                                Michael H. Jordan
                                Chairman of the Board

October 30, 2000

                                   APPENDIX A

                                                                       EXHIBIT A


                                     FORM OF
                         LUMINANT WORLDWIDE CORPORATION
                          1999 LONG-TERM INCENTIVE PLAN
                          AMENDED AS OF _________, 2000

PURPOSE             Luminant Worldwide Corporation, a Delaware corporation (the
                    "COMPANY"), wishes to recruit, reward, and retain employees and outside directors. To further these objectives, the Company hereby sets forth the Luminant Worldwide Corporation
                    1999 Long-Term Incentive Plan (the "PLAN"), effective as of
                    September 15, 1999 (the "EFFECTIVE DATE"), to provide options ("OPTIONS") to employees and outside directors of the Company and its Related Companies to purchase shares of the Company's common stock (the "COMMON STOCK").

PARTICIPANTS        All employees of the Company and of any Eligible Affiliates are eligible for Options under this Plan. Eligible
                    individuals become "OPTIONEES" when the Administrator grants them an option under this Plan. The Administrator may also grant options to directors, consultants and certain other
                    service providers. The term OPTIONEE also includes, where
                    appropriate, a person authorized to exercise an Option in
                    place of the original recipient. A director serving on
                    behalf of an investor may, in advance of a grant, request
                    that the Company grant the option directly to the investor, provided that the resulting grant may not qualify for
                    exemption from registration under Rule 701 or for
                    registration on Form S-8.

                    EMPLOYEE means any person employed as a common law employee of the Company or a Related Company. Other service providers must be natural persons to participate.

ADMINISTRATOR       The ADMINISTRATOR is the Board of Directors of the Company
                    (the "BOARD"), unless the Board specifies a committee of the
                    Board (which could be a committee of one). The Administrator will be the Compensation Committee of the Board, unless the
                    Board either specifies another committee or acts under the
                    Plan as though it were the Compensation Committee.

                    The Administrator is responsible for the general operation and administration of the Plan and for carrying out its
                    provisions and has full discretion in interpreting and
                    administering the provisions of the Plan. Subject to the
                    express provisions of the Plan, the Administrator may
                    exercise such powers and authority of the Board as the
                    Administrator may
--------------------------------------------------------------------------------
                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 1 of 18

                    find necessary or appropriate to carry out its functions.
                    The Administrator may delegate its functions (other than those described in the GRANTING OF OPTIONS section) to officers or other employees of the Company.

                    The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Option. The Administrator may act through meetings of a majority of its members or by unanimous consent.

                    The Administrator may also make a direct grant of Common
                    Stock (with any or no restrictions) as a bonus or to grant such stock or other awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, including the Company's Senior Bonus Plan or any deferred compensation plans.

GRANTING OF         Subject to the terms of the Plan, the Administrator will,
OPTIONS             in its sole discretion, determine

                            the persons who receive Options,

                            the terms of such Options,

                            the schedule for exercisability (including any requirements that the optionee or the Company satisfy performance criteria),

                            the time and conditions for expiration of the Options, and the form of payment due upon exercise.

                    The Administrator's determinations under the Plan need not be uniform and need not consider whether possible recipients are similarly situated.

                    Options granted to employees may be "incentive stock options" ("ISOS") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "CODE"), or the corresponding provision of any subsequently enacted tax statute, or nonqualified stock options ("NQSOS"), and the Administrator will specify which form of option it is granting. (If the Administrator fails to specify the form, it will be an ISO to the extent the tax laws permit.) Any options granted to outside directors, including Formula
                    Options, or other persons who are not employees, must be nonqualified stock options.

  SUBSTITUTIONS     The Administrator may also grant Options in
                    substitution for options or other equity interests
                    held by individuals who become employees of the
                    Company or of a Related Company as a result of the
                    Company's or Related Company's acquiring or merging
                    with the individual's employer or acquiring its
                    assets. In addition, the Administrator may provide
                    for the


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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 2 of 18


                    Plan's assumption of options granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant, including both persons who provided services to any acquired company or business and persons who provided services to the Company or any Related Company. If necessary to conform the Options to the interests for which they are substitutes, the Administrator may grant substitute Options under terms and conditions (including Exercise Price) that vary from those the Plan otherwise requires.

DIRECTOR            Each director who is not an employee of the Company will
FORMULA             receive a formula stock option ("FORMULA OPTION") as of
OPTIONS             effective date of the registration of the Company's initial public offering (the "IPO EFFECTIVE DATE") with respect to
                    9,000 shares of Common Stock, as will each non- employee
                    director later appointed or elected to the Board (with the grant made as of the date of his first election or
                    appointment). Each such non-employee director serving on the
                    Board at each annual meeting of the Company's stockholders
                    (beginning with the meeting at least six months after the
                    Effective Date and excluding directors who leave the Board on the day of the annual meeting) will receive a Formula
                    Option as of that meeting with respect to 6,000 shares of
                    Common Stock. The Exercise Price for Formula Options will be the Fair Market Value on the Date of Grant. The Board or the
                    Administrator may also make discretionary Option grants to outside directors.

       EXERCISE     Unless the Administrator specifies otherwise, each Formula
       SCHEDULE     Option  will become exercisable as to one-sixth every six
                    months over the three years following the Date of Grant,
                    irrespective of whether the director remains on the Board at such date. A Formula Option will become exercisable in its entirety upon the director's death, disability, or
                    attainment of age 70.

DATE OF GRANT       The DATE OF GRANT will be the date as of which this Plan
                    (for Formula Options) or the Administrator grants an Option to a participant, as specified in the Plan or in the
                    Administrator's minutes or other written evidence of action.

EXERCISE PRICE      The EXERCISE PRICE is the value of the consideration that an optionee must provide in exchange for one share of Common
                    Stock. The Administrator will determine the Exercise Price under each Option and may set the Exercise Price without
                    regard to the Exercise Price of any other Options granted at the same or any other time. The Company may use the
                    consideration it receives from the optionee for general
                    corporate purposes.

                    The Exercise Price per share for NQSOs may not be less than 100% of the Fair Market Value of a share on the Date of Grant for grants made after the IPO Effective Date. For
                    ISOs, the Exercise Price per share must be at

--------------------------------------------------------------------------------
                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 3 of 18

                    least 100% of the Fair Market Value (on the Date of Grant) of a share of Common Stock covered by the Option; PROVIDED, HOWEVER, that if the Administrator decides to grant an ISO to someone covered by Code Sections 422(b)(6) and 424(d) (as a more-than-10%-stock-owner), the Exercise Price must be at least 110% of the Fair Market Value.

   FAIR MARKET      FAIR MARKET VALUE of a share of Common Stock for purposes
   VALUE            of the Plan will be determined as follows:

                            if the Company has no publicly-traded stock, the Administrator will determine the Fair Market Value for purposes of the Plan using any measure of value it determines in good faith to be appropriate;

                            if the Common Stock trades on a national securities exchange, the closing sale price on that date;

                            if the Common Stock does not trade on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc.
                            Automated Quotation System ("NASDAQ") for such date;

                            if no such closing sale price information is available, the average of the closing bid and asked prices that Nasdaq reports for such date; or

                            if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date.

                    For any date that is not a trading day, the Fair Market
                    Value of a share of Common Stock for such date will be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day. The Administrator can substitute a particular time of day or other measure of "closing sale price" or "bid and asked prices" if appropriate because of changes in exchange or market procedures.

                    The Fair Market Value will be treated as equal to the price established in an IPO for any Options granted as of the IPO if they are granted on or before the date on which the IPO's underwriters price the IPO or granted on the following day before trading opens in the Common Stock.

                    The Administrator has sole discretion to determine the Fair
                    Market Value for purposes of this Plan, and all Options are conditioned on the optionees' agreement that the Administrator's determination is conclusive and

--------------------------------------------------------------------------------
                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 4 of 18


                    binding even though others might make a different and also reasonable determination.

EXERCISABILITY      The Administrator will determine the times and conditions
                    for exercise of each Option.

                    Options will become exercisable at such times and in such manner as the Administrator determines and the Option
                    Agreement indicates; PROVIDED, HOWEVER, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the optionee may exercise any portion of an Option.

                    If the Administrator does not specify otherwise, Options will become exercisable as to one sixth of the covered shares six months following the Date of Grant and one sixth after each following six months, so long as the optionee remains employed or continues his relationship as a service provider, and will expire as of the tenth anniversary of the Date of Grant (unless they expire earlier under the Plan or the Option Agreement). The Administrator has the sole discretion to determine that a change in service-providing relationship eliminates any further service credit on the exercise schedule.

                    No portion of an Option that is unexercisable at an optionee's termination of service-providing relationship
                    (for any reason) will thereafter become exercisable (and the optionee will immediately forfeit any unexercisable portions at his termination of service-providing relationship), unless the Option Agreement provides otherwise, either initially or by amendment.

         CHANGE OF  Upon a Change of Control (as defined below), all Options will
         CONTROL    BECOME fully exercisable, unless the optionee's
                    Option Agreement provides otherwise. A CHANGE OF CONTROL for this purpose means the occurrence of any one or more of the following events after the Company's IPO:

                                    (i) sale of all or substantially all of the assets of the Company to one or more individuals, entities, or groups (other than an "Excluded Owner" as defined below);

                                    (ii) complete or substantially complete
                                    dissolution or liquidation of the Company;

                                    (iii) a person, entity, or group (other than an Excluded Owner) acquires or attains ownership of more than 50% of the undiluted total voting power of the Company's then-outstanding securities eligible to vote to elect members of the Board ("COMPANY
                                    VOTING SECURITIES");

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 5 of 18


                                    (iv) completion of a merger or consolidation of the Company with or into any other entity
                                    (other than an Excluded Owner) UNLESS the holders of the Company Voting Securities outstanding immediately before such completion, together with any trustee or other fiduciary holding securities under a Company benefit plan, retain control because they hold securities that represent immediately after such merger or consolidation at least 50% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its ultimate parent;

                                    (v) the individuals who constitute the Board immediately before a proxy contest cease to constitute at least a majority of the Board
                                    (excluding any Board seat that is vacant or otherwise unoccupied) immediately following the proxy contest; or

                                    (vi) during any two year period, the
                                    individuals who constitute the Board at the beginning of the period (the "INCUMBENT
                                    DIRECTORS") cease for any reason to
                                    constitute at least a majority of the Board
                                    (excluding any Board seat that is vacant or otherwise unoccupied), provided that any individuals that a majority of Incumbent
                                    Directors approve for service on the Board are treated as Incumbent Directors.

                           An "EXCLUDED OWNER" consists of the Company, any Related Company, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities.

                           Even if other tests are met, a Change of Control has not occurred under any circumstance in which the Company files for bankruptcy protection or is reorganized following a bankruptcy filing. In addition, the acceleration will not occur if it would prevent use of "pooling of interest" accounting for a reorganization, merger, or consolidation of the Company that the Board approves.

                           The Administrator may allow conditional exercises in advance of the completion of a Change of Control that are then rescinded if no Change of Control occurs.

         SUBSTANTIAL       Upon a Change of Control that is also a SUBSTANTIAL
         CORPORATE         CORPORATE CHANGE, the Options will become exercisable
         CHANGE            (unless the Change of Control section provides
                           otherwise) and the Plan and any unexercised Options
                           will TERMINATE (after the occurrence of one of the
                           alternatives set forth in the next full paragraph)
                           unless either (i) such termination would prevent use
                           of "pooling of interest" accounting for a
                           reorganization, merger, or consolidation of the
                           Company that the Board approves, (ii) an

--------------------------------------------------------------------------------
                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 6 of 18


                           agreement with an optionee provides otherwise or
                           (iii) provision is made in writing in connection with such transaction for the assumption or continuation of outstanding Options, or the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer entity, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Options will continue in the manner and under the terms so provided.

                           If an Option would otherwise terminate under the preceding sentence and the Administrator considers that the Fair Market Value of the Common Stock as a result of the Substantial Corporate Change exceeds or is likely to exceed the Exercise Price, the Administrator will either provide that optionees will have the right, at such time before the completion of the transaction causing such termination as the Board or the Administrator reasonably designates, to exercise any unexercised portions of the Option, including those portions that the Change of Control will make exercisable or cause the Company, or agree to allow the successor, to cancel each Option after payment to the optionee of an amount in cash, cash equivalents, or successor equity interests substantially equal to the Fair
                                    Market Value under the transaction minus the Exercise Price for the shares covered by the Option (and, where the Board or Administrator determines it is appropriate, any required tax withholdings).

                           The Administrator may allow conditional exercises in advance of the completion of a Substantial Corporate
                           Change that are then rescinded if no Substantial
                           Corporate Change occurs.

                           The Board or other Administrator may take any actions described in the SUBSTANTIAL CORPORATE CHANGE section, without any requirement to seek optionee consent.

                           A "SUBSTANTIAL CORPORATE CHANGE" means any of the following events:

                                    a sale as described in clause (i) under
                                    Change of Control,

                                    a dissolution or liquidation as described in clause (ii),

                                    an ownership change as described in
                                    clause (iii), but with the percentage
                                    ownership increased to 100%


--------------------------------------------------------------------------------
                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 7 of 18


                                    merger, consolidation, or reorganization of the Company with or into one or more corporations or other entities in which the Company is not the surviving entity, other than a transaction intended primarily to change the Company's state of incorporation or that satisfies clause (iv) under Change of Control, or any other transaction (including a merger or reorganization in which the Company survives) approved by the Board that results in any person or entity (other than an Excluded Owner) owning 100% of Company
                                    Voting Securities.

LIMITATION          An Option granted to an employee as an ISO will be an ISO
ON ISOS             only to the extent that the aggregate Fair Market Value
                    (determined at the Date of Grant) of the stock with respect to which ISOs are exercisable for the first time by the
                    optionee during any calendar year (under the Plan and all
                    other plans of the Company and its subsidiary corporations, within the meaning of Code Section 422(d)), does not exceed
                    $100,000. This limitation applies to Options in the order in which such Options were granted. If, by design or operation, the Option exceeds this limit, the excess will be treated as an NQSO.

METHOD OF           To exercise any exercisable portion of an Option, the
EXERCISE            optionee must:

                            Deliver notice of exercise to the Secretary of the Company (or to whomever the Administrator designates), in a form complying with any rules the Administrator may issue, signed or otherwise authenticated by the optionee, and specifying the number of shares of Common Stock underlying the portion of the Option the optionee is exercising;

                            Pay the full Exercise Price by cash or a cashier's or certified check for the shares of Common Stock with respect to which the Option is being exercised, unless the Administrator consents to another form of payment (which could include loans from the Company or the use of Common Stock); and

                            Deliver to the Administrator such representations and documents as the Administrator, in its sole discretion, may consider necessary or advisable.

                    After an IPO, payment in full of the Exercise Price need not accompany the written notice of exercise if the exercise complies with a previously-approved cashless exercise method, including, for example, that the notice directs that the stock certificates (or other indicia of ownership) for the shares issued upon the exercise be delivered to a licensed broker

--------------------------------------------------------------------------------
                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 8 of 18


                    acceptable to the Company as the agent for the individual exercising the option and at the time the stock certificates
                    (or other indicia) are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price and any required withholding taxes.

                    If the Administrator agrees to allow an optionee to pay through tendering shares of Common Stock to the Company, the individual can only tender stock he has held for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the optionee has paid the Exercise Price, at their Fair Market Value on the date of exercise. The
                    Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise, or, after an IPO, by having a broker tender to the Company cash equal to the exercise price and any withholding taxes.

                    The Administrator may also, at the Date of Grant or such later time as it determines, permit payment of any Exercise
                    Price with a full or partially recourse promissory note containing such terms and conditions as the Administrator considers appropriate. The terms or conditions of the note need not require payment of interest, or may defer all interest payments until the maturity date of the note. The
                    Administrator may forgive the note in its sole discretion, including upon satisfaction of such terms and conditions
                    (which may include continued employment with the Company) as the Administrator considers appropriate.

OPTION              No one may exercise an Option more than ten years after
EXPIRATION          its Date of Grant (or five years for ISOs granted to 10%
                    owners covered by Code Sections 422(b)(6) and 424(d)). An
                    Optionee will immediately forfeit and can never exercise
                    any portion of any Option that is unexercisable at his
                    termination of service-providing relationship (for any
                    reason), unless the Option Agreement provides otherwise,
                    either initially or by amendment. Unless the Option
                    Agreement provides otherwise, either initially or by
                    amendment, no one may exercise otherwise exercisable
                    portions of an Option after the first to occur of:

         EMPLOYMENT                 The 90th day after the date of termination
         TERMINATION                of employment (other than for death or
                                    Disability), where termination of
                                    employment means the time when the
                                    employer-employee or other
                                    service-providing relationship between
                                    the employee and the Company (and all
                                    related Companies) ends for any reason.
                                    The Administrator may provide that
                                    Options terminate immediately upon
                                    termination of employment for "cause"
                                    under an employee's employment or
                                    consultant's services agreement or under
                                    another definition specified in the
                                    Option Agreement. Unless the Option


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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 9 of 18



                                    Agreement or the Administrator provides
                                    otherwise, termination of employment does not include instances in which the Company immediately rehires a common law employee as an independent contractor.
                                    The Administrator, in its sole
                                    discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of employment and may decide to suspend the exercise schedule during a leave rather than to terminate the option. Unless the Option Agreement or the Administrator provides otherwise, terminations of employment include situations in which the optionee's employer ceases to be related to the Company closely enough to be a Related Company for new grants.

         GROSS MISCONDUCT           For the Company's termination of the
                                    optionee's employment as a result of the
                                    optionee's Gross Misconduct, the time of
                                    such termination. For purposes of this
                                    Plan, "GROSS MISCONDUCT" means the
                                    optionee has

                                            committed fraud, misappropriation,
                                            embezzlement, or willful misconduct
                                            that has resulted or is likely to
                                            result in material harm to the
                                            Company or a Related Company;

                                            committed or been indicted for or
                                            convicted of, or pled guilty or no
                                            contest to, any misdemeanor (other
                                            than for minor infractions or
                                            traffic violations) involving fraud,
                                            breach of trust, misappropriation,
                                            or other similar activity, or
                                            otherwise relating to the Company,
                                            or any felony; or

                                            committed an act of gross negligence
                                            or otherwise acted with willful
                                            disregard for the Company's or a
                                            Related Company's best interests in
                                            a manner that has resulted or is
                                            likely to result in material harm to
                                            the Company or a Related Company.

                                    If the optionee has a written employment or other agreement in effect at the time of his termination that specifies "cause" for termination, "Gross Misconduct" for purposes of his termination will refer to "cause" under the employment or other agreement, rather than to the foregoing definition.

         DISABILITY                 For disability, the earlier of (i) the
                                    first anniversary of the optionee's
                                    termination of employment for disability
                                    and (ii) 60 days after the optionee no
                                    longer has a disability, where
                                    "DISABILITY" means the inability to
                                    engage in any substantial gainful
                                    activity because of any medically
                                    determinable physical or mental
                                    impairment that can be expected to result
                                    in death or that

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 10 of 18


                                    has lasted or can be expected to last for a continuous period of not less than 12 months, or, if the Company then maintains long-term disability insurance, the date as of which the individual is eligible for benefits under that insurance; or

         DEATH                      The date 12 months after the optionee's
                                    death.

                           If exercise is permitted after termination of service-providing relationship, the Option will nevertheless expire as of the date that the former service provider violates any covenant not to compete or other post-employment covenant in effect between the Company or a Related Company and the former employee or other service provider. In addition, an optionee who exercises an Option more than 90 days after termination of employment with the Company and/or Eligible Affiliates will only receive ISO treatment to the extent the law permits, and becoming or remaining an employee of another related company
                           (that is not an Eligible Affiliate) or an independent contractor will not prevent loss of ISO status because of the formal termination of employment.

                           Nothing in this Plan extends the term of an Option beyond the tenth anniversary of its Date of Grant, nor does anything in this OPTION EXPIRATION section make an Option exercisable that has not otherwise become exercisable, unless the Administrator specifies otherwise.

OPTION                     Option Agreements (which could be certificates) will
AGREEMENT                  set forth the terms of each Option and will include
                           such terms and conditions, consistent with the
                           Plan, as the Administrator may determine are
                           necessary or advisable.  To the extent the
                           agreement is inconsistent with the Plan, the Plan
                           will govern.  The Option Agreements may contain
                           special rules.

PUT AND CALL               The Administrator may provide in Option Agreements
RIGHTS                     or other agreements that the Company has the right
                           (or obligation) to purchase outstanding Options, or
                           the shares received from exercising an Option, under
                           certain circumstances, including termination of
                           service-providing relationship for any reason or
                           death and may provide for rights of first refusal.
                           The Administrator may distinguish between
                           unexercisable and exercisable Options.

STOCK SUBJECT              Except as adjusted below under CORPORATE CHANGES,
TO PLAN
                                    the aggregate number of shares of Common
                                    Stock that may be issued under Options may
                                    not exceed 40% of the shares of Common Stock
                                    issues and outstanding,

                                    the maximum number of shares that may be granted under Options for a single individual in a calendar year may not exceed
                                    50% of

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 11 of 18


                                    the preceding number, provided that the
                                    individual maximum applies only to
                                    Options first made under this Plan and
                                    not to Options made in substitution of a prior employer's options or other incentives, except as Code Section 162(m) otherwise requires, and the aggregate number of shares of Common
                                    Stock that may be issued under ISOs may not exceed 10,500,000, plus the number necessary to provide ISOs in substitution for pre-IPO
                                    ISOs.

                           The Common Stock will come from either authorized but unissued shares or from previously issued shares that the Company reacquires, including shares it purchases on the open market or holds as treasury shares. If any Option expires, is canceled, or terminates for any other reason, the shares of Common Stock available under that Option will again be available for the granting of new Options (but will be counted against that calendar year's limit for a given individual).

                           No adjustment will be made for a dividend or other right [(except a stock dividend)] for which the record date precedes the date of exercise.

                           The optionee will have no rights of a stockholder with respect to the shares of stock subject to an Option except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise of the Option.

                           The Company will not issue fractional shares pursuant to the exercise of an Option, unless the Administrator determines otherwise, but the
                           Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO                 During the optionee's lifetime and except as
MAY EXERCISE               provided under TRANSFERS, ASSIGNMENTS, AND PLEDGES,
                           only the optionee or his duly appointed guardian
                           or personal representative may exercise the
                           Options.  After his death, his personal
                           representative or any other person authorized
                           under a will or under the laws of descent and
                           distribution may exercise any then exercisable
                           portion of an Option.  If someone other than the
                           original recipient seeks to exercise any portion
                           of an Option, the Administrator may request such
                           proof as it may consider necessary or appropriate
                           of the person's right to exercise the Option.

ADJUSTMENTS                Subject to any required action by the Company (which
UPON CHANGES               it agrees to promptly take) or its stockholders,
IN CAPITAL                 and subject to the provisions of applicable corporate
STOCK                      law, if, after the Date of Grant of an Option,

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 12 of 18


                                    the outstanding shares of Common Stock
                                    increase or decrease or change into or are exchanged for a different number or kind of security because of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such
                                    Common Stock occurs without the Company's receiving consideration (excluding, unless the Administrator determines otherwise, stock repurchases),

                    the Administrator must make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Option, so that the proportionate interest of the optionee immediately following such event will, to the extent practicable, be the same as immediately before such event. (This adjustment does not apply to Common Stock that the optionee has already purchased.) Unless the Administrator determines another method would be appropriate, any such adjustment to an Option will not change the total price with respect to shares of Common
                    Stock underlying the unexercised portion of the Option but will include a corresponding proportionate adjustment in the Option's Exercise Price. The Board or other Administrator may take any actions described in the ADJUSTMENTS UPON
                    CHANGES IN CAPITAL STOCK section without any requirement to seek optionee consent.

                    The Administrator will make a commensurate change to the maximum number and kind of shares provided in the STOCK
                    SUBJECT TO PLAN section.

                    All references to numbers of shares of Common Stock in the Plan and in any Option grants made on or before the IPO
                    Effective Date assume the IPO is or will be completed and thus relate to post-IPO numbers of shares.

                    Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Option or the Exercise
                    Price except as this ADJUSTMENTS section specifically provides. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

RELATED             Employees of Eligible Affiliates will be entitled to
COMPANY             participate in the Plan, except as otherwise designated by
EMPLOYEES           the Board of Directors or the Administrator.

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 13 of 18


                    "ELIGIBLE AFFILIATE" means each of the Related Companies, except as the Administrator otherwise specifies. For ISO grants, "RELATED COMPANY" means any corporation in an unbroken chain of corporations including the Company if, at the time an Option is granted to a Participant under the Plan, each corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in such chain. Related Company also includes a single-member limited liability company included within the chain described in the preceding sentence. The
                    Board or the Administrator may use a different definition of Related Company for NQSOs and may include other forms of entity at the same level of equity relationship (or such other level as the Board or the Administrator specifies).

LEGAL               The Company will not issue any shares of Common Stock under
COMPLIANCE          an Option until all applicable requirements imposed by
                    Federal and state securities and other laws, rules, and
                    regulations, and by any applicable regulatory agencies or
                    stock exchanges, have been fully met.  To that end, the
                    Company may require the optionee to take any reasonable
                    action to comply with such requirements before issuing
                    such shares. including compliance with any Company
                    black-out periods or trading restrictions.  No provision
                    in the Plan or action taken under it authorizes any
                    action that Federal or state laws otherwise prohibit.

                    The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 ("SECURITIES
                    ACT") and the Securities Exchange Act of 1934 and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Options may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Options will be treated as amended to the extent necessary to conform to such laws, rules, and regulations.

PURCHASE FOR        Unless a registration statement under the Securities Act
INVESTMENT          covers the shares of Common Stock an optionee receives
AND OTHER           upon exercising his Option, the Administrator may require,
RESTRICTIONS        at the time of such exercise, that the optionee agree in
                    writing to acquire such shares for investment and not for
                    public resale or distribution, unless and until the
                    shares subject to the Option are registered under the
                    Securities Act. Unless the shares are registered under
                    the Securities Act, the optionee must acknowledge:

                                    that the shares purchased on exercise of the Option are not so registered,

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 14 of 18


                                    that the optionee may not sell or
                                    otherwise transfer the shares unless

                                            such sale or transfer complies with
                                            all applicable laws, rules, and
                                            regulations, including all
                                            applicable Federal and state
                                            securities laws, rules, and
                                            regulations, and either

                                            the shares have been registered
                                            under the Securities Act in
                                            connection with the sale or
                                            transfer thereof, or

                                            counsel satisfactory to the Company
                                            has issued an opinion satisfactory
                                            to the Company that the sale or
                                            other transfer of such shares is
                                            exempt from registration under the
                                            Securities Act.

                    Additionally, the Common Stock, when issued upon the exercise of an Option, will be subject to any other transfer restrictions, rights of first refusal, and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Option Agreements, or the Company's articles or certificate of incorporation, by-laws, or generally applicable stockholders' agreements.

                    The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars.

TAX                 The optionee must satisfy all applicable Federal, state,
WITHHOLDING         and local income and employment tax withholding
                    requirements before the Company will deliver stock
                    certificates or otherwise recognize ownership upon the
                    exercise of an Option. The Company may decide to satisfy
                    the withholding obligations through additional
                    withholding on salary or wages. If the Company does not
                    or cannot withhold from other compensation, the optionee
                    must pay the Company, with a cashier's check or certified
                    check, the full amounts, if any, required for
                    withholding. Payment of withholding obligations is due
                    before the Company will issue any shares on exercise or,
                    if the Administrator so requires, at the same time as is
                    payment of the Exercise Price. If the Administrator so
                    determines, the optionee may instead satisfy the
                    withholding obligations by directing the Company to
                    retain shares from the Option exercise, by tendering
                    previously owned shares, or by attesting to his ownership
                    of shares (with the distribution of net shares), or,
                    after an IPO, by having a broker tender to the Company
                    cash equal to the withholding taxes. Without any
                    requirement to seek an optionee's consent, the Company
                    may require the optionee to use one or more specified
                    brokerage firms to

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 15 of 18

                    exercise and to hold shares received from Options until the later of two years after exercise or one year after the Date of Grant.

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 16 of 18

TRANSFERS,          Unless the Administrator otherwise approves in advance in
ASSIGNMENTS,        writing for estate planning or other purposes, an Option may
AND PLEDGES         not be assigned, pledged, or otherwise transferred in any
                    way, whether by operation of law or otherwise or through
                    any legal or equitable proceedings (including
                    bankruptcy), by the optionee to any person, except by
                    will or by operation of applicable laws of descent and
                    distribution. If necessary to comply with Rule 16b-3, the
                    optionee may not transfer or pledge shares of Common
                    Stock acquired upon exercise of an Option until at least
                    six months have elapsed from (but excluding) the Date of
                    Grant, unless the Administrator approves otherwise in
                    advance in writing. The Administrator may, in its
                    discretion, expressly provide that an optionee may
                    transfer his Option, without receiving consideration, to
                    (i) members of his immediate family (children,
                    grandchildren, or spouse), (ii) trusts for the benefit of
                    such family members, or (iii) partnerships whose only
                    partners are such family members.

AMENDMENT OR        The Board may amend, suspend, or terminate the Plan at any
TERMINATION         time, without the consent of the optionees or their
OF PLAN AND         beneficiaries; PROVIDED, HOWEVER, that such actions are
OPTIONS             consistent with this section. Except as required by law
                    or by the SUBSTANTIAL CORPORATE CHANGES section, the
                    Administrator may not, without the optionee's or
                    beneficiary's consent, modify the terms and conditions of
                    an Option so as to materially adversely affect the
                    optionee. No amendment, suspension, or termination of the
                    Plan will, without the optionee's or beneficiary's
                    consent, terminate or materially adversely affect any
                    right or obligations under any outstanding Options,
                    except as provided in the SUBSTANTIAL CORPORATE CHANGES
                    Section.

PRIVILEGES OF       No optionee and no beneficiary or other person claiming
STOCK               under or through such optionee will have any right, title,
OWNERSHIP           or interest in or to any shares of Common Stock allocated
                    or reserved under the Plan or subject to any Option
                    except as to such shares of Common Stock, if any, already
                    issued to such optionee.

EFFECT ON           Whether exercising an Option causes the optionee to accrue
OTHER PLANS         or receive additional benefits under any pension or other
                    plan is governed solely by the terms of such other plan.

LIMITATIONS ON      Notwithstanding any other provisions of the Plan, no
LIABILITY           individual acting as a director, officer, other employee,
                    or agent of the Company will be liable to any optionee,
                    former optionee, spouse, beneficiary, or any other person
                    for any claim, loss, liability, or expense incurred in
                    connection with the Plan, nor will such individual be
                    personally liable because of any contract or other
                    instrument he executes in such other capacity.  The
                    Company will indemnify and hold harmless each director,
                    officer, other employee, or agent of the Company to whom
                    any duty or

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 17 of 18

                    power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability
                    (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT       Nothing contained in this Plan constitutes an employment
CONTRACT            contract between the Company and the optionees.  The Plan
                    does not give any optionee any right to be retained in
                    the Company's employ, nor does it enlarge or diminish the
                    Company's right to end the optionee's employment or other
                    relationship with the Company.

APPLICABLE LAW      The laws of the State of Delaware (other than its choice
                    of law provisions) govern this Plan and its
                    interpretation.

DURATION OF         Unless the Board extends the Plan's term, the Administrator
PLAN                may not grant after September 14, 2009.  The Plan will then terminate but will continue to govern unexercised and
                    unexpired Options.

APPROVAL OF         The Plan must be submitted to Company stockholders for their
THE PLAN            approval within 12 months before or after the Board
                    adopts the Plan to qualify any Options designated as ISOs
                    for treatment as such. If the stockholders do not so
                    approve the Plan, the Plan and any outstanding ISOs will
                    be treated as void and of no effect.

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                                                  Luminant Worldwide Corporation
                                                   1999 Long-Term Incentive Plan
                                                                    Page 18 of 18

               PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

                         LUMINANT WORLDWIDE CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
          BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

         The undersigned stockholder(s) of Luminant Worldwide Corporation (the "Company") hereby appoint(s) Messrs. James R. Corey and Thomas G. Bevivino, and each of them singly, as proxies, each with full power of substitution, for and in the name of the undersigned at the Special Meeting of stockholders of the Company to be held on Monday, November 20, 2000, and at any and all adjournments thereof, to vote all common shares of said Company held of record by the undersigned on October 20, 2000, as if the undersigned were present and voting the shares.

                                                          [SEE REVERSE SIDE]

[X]      Please mark your votes
         as in this example.

         If this card is properly executed, shares will be voted in the manner directed herein by the undersigned. If no direction is made, shares will be voted FOR Proposal 1, and in accordance with the discretion of the proxies' on such other business that may properly come before the meeting, to the extent permitted by law.

Luminant's Board of Directors recommends a vote "FOR" Proposal 1.

                                                       FOR
1.   Approval of Proposed Amendment to               [     ]
     1999 Long-Term Incentive Plan

                                         Please sign exactly as name appears
                                         to the left. Joint owners should
                                         each sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such.

                                         Signatures(s) Date ____________, 2000

                                         -------------------------------------


                                  A-2